QUARTERLY REPORT
FOR THE PERIOD ENDED
SEPTEMBER 30, 1995

FELLOW PARTNERS:

Revenues and expenses were flat for the first nine months of 1995 relative to 1994, and the year-to-date net income comparison was also flat. As we forewarned in the June report to you, the sale of Sullyfield on June 29 affected operating results relative to last year. This property had the greatest effect on revenues in the quarter-a decrease of $89,000 in rental income as a result of the sale-and on expenses for the nine-month period-an increase of $158,000 driven by valuation adjustments prior to the sale.
      Excluding Sullyfield, net income from continuing property operations increased by approximately $30,000 and $173,000, respectively, over the prior-year three and nine months. The primary reasons were: significantly lower bad debt expense, principally at Atlantic, your industrial park in the metropolitan Atlanta area, and at Bonnie Lane, another industrial holding which is in Elk Grove, Illinois; and more interest income as a result of higher average cash balances.
      Rental revenues from continuing properties declined relative to both the third quarter and first nine months of 1994. Lower average leased status compared with the same periods last year, primarily at Oakbrook, Fairchild, and Bonnie Lane, was largely responsible for the decrease.
      On a positive note, Glenn Avenue, Regal Row, and Atlantic experienced higher rental income and improved operating performance. All three had an increase in average leased status relative to last year, and Glenn Avenue also had a new tenant who was paying higher rental rates than under the previous lease.
      For the periods under review, lower bad debt expense at continuing properties more than offset the effect of the increase in management fees as a result of the higher level of cash available for distribution. Depreciation, which is a non-cash charge, was also higher for the quarter and nine months.
      We still face high vacancies at a number of properties but are encouraged by recent interest at several, including Oakbrook Corners which is only 61% leased at the present time.
      The major reason the Fund's cash position increased less for the nine months ended September 30, 1995, than in the prior-year period was the higher overall distribution payments. Even though operations provided a $436,000 increase in cash in 1995, distributions were $3,301,000 more than last year, which included the Sullyfield proceeds.

Disposition Update

As we advised you in August, we had decided that the time was right to begin marketing Regal Row, your industrial property in Dallas, Texas. On November 2, we received a signed letter of intent from an investor interested in purchasing the property. The buyer is currently conducting its due diligence work and, if it decides to proceed with the purchase, the sale could occur as early as mid-December.

Distribution Update

Your quarterly distribution from operations for the third quarter was $8.75, bringing the amount declared so far in 1995 to $26.25 plus $31.17 from the Sullyfield sales proceeds. These amounts will be reported to you on the K-1 we send in February. Your K-1 will also include a passive loss from Sullyfield of approximately $25 per unit which you may use to offset passive income. The K-1 Guide will have details on filing requirements.

                                          Sincerely,



                                          James S. Riepe
                                          Chairman

November 10, 1995

                          INVESTMENT ADVISOR'S REPORT

Having reviewed the state of the industrial and retail real estate sectors the last two quarters, we wanted to share with you our view of the office market this quarter. The office sector was the one most severely impacted by the excesses of the '80s and early '90s. Construction during this period exceeded demand, and vacancy rates peaked at approximately 20% in 1991. The weakened market conditions were exacerbated by the recession when many office tenants either limited their previously planned expansions or reduced their space requirements. As a result, building owners aggressively sought tenants by offering financial incentives. Effective rental rates tumbled, and tenants were able to upgrade to Class A buildings and still reduce their occupancy costs. The sole redeeming factor during the early '90s was that speculative construction came to a halt.
      With multi-tenant vacancy rates currently around 15%, the office market remains oversupplied. There are, however, several bright spots. First, construction starts are at one percent of the peak levels achieved in the '80s, and permit data indicate they will remain far below historical averages for the next several years. Second, net absorption in 1994 was at the highest level in five years, and employment growth in 1994 bodes well for further gains in absorption this year and next. Third, most markets are beginning to recover, although Southern California still lags the rest of the country.
      Despite an overall upturn, there is sufficient instability in the operating environment to keep many institutional owners from pursuing the purchase of office buildings. Many current buyers are entrepreneurs like Carter-Crowley in Dallas and Miller-Anschutz in Denver, who are seeking short-term gains and high returns. However, as the markets become more stable and occupancy levels rise, institutional buyers should return to the market, driving up values.
      Our goal is to have the Fund's office properties positioned for sale when this occurs.
      The six office properties in the Fund-Oakbrook Corners, Tierrasanta, Baseline, Business Plaza, Fairchild, and AMCC-are all in suburban markets, which are recovering, as a general rule, more quickly than central business districts. This group represented 45% of the total square footage in the portfolio and 57% of revenues for the quarter ended September 30, 1995. Fairchild Corporate Center and Business Plaza have just office and storage space available. The others also contain areas for distribution, light manufacturing, research and development, and/or warehousing. However, these properties are heavily influenced by developments in the office market and are therefore classified as "Office/Service" in our listing of real estate holdings in each annual report.
      We will continue to monitor the real estate and capital markets to determine the strategic time to sell each of your properties, including those in the office sector.

Property Highlights

Three properties remained 100% leased during the quarter, while the leased status at five others was either maintained or improved. However, the loss of a tenant at Oakbrook Corners combined with two tenant departures at other properties due to credit problems caused the Fund's overall occupancy to drop slightly.
      The most notable improvement in leased status occurred at Fairchild Corporate Center, where two new tenants signed leases representing 13% of the property. These gains were partially offset by the loss of one tenant due to financial problems and the early termination of another tenant to accommodate a larger new tenant. As a result, overall occupancy rose seven percentage points. The anticipated loss of two tenants within the next six months could lower the leased rate by 14%, but we have already begun aggressively marketing these two spaces and have a number of prospects for some of the already vacant areas.
      Regal Row's leased status also improved markedly during the quarter with the addition of a new tenant who signed a lease for 6% of the total property.

Real Estate Investments
________________________________________________________________
                                 Gross              % Leased
                                Leasable      _____________________
                                  Area        Prior            Current
Property                        (Sq. Ft.)    Quarter           Quarter
________                        ________     _______           _______

Atlantic                         187,800        100%              92%
Coronado                          95,700        100              100
Oakbrook Corners                 123,900         70               61
Baseline                         100,200         88               88
Business Plaza                    66,300         87               81
AMCC                             100,000        100              100
Bonnie Lane                      119,600         78               78
Glenn Avenue                      82,000        100              100
Regal Row                        217,300         88               94
South Point                       48,400         69               67
Tierrasanta                      104,200         75               75
Fairchild Corporate
  Center                         104,800         73               80
                               _________        ___              ___
Fund Total                     1,350,200         87%              86%

      At Bonnie Lane, we finally signed the renewal lease with a tenant representing 23% of the property. In return for a seven-year lease extension, the Fund agreed to install sprinklers in the building.
      As expected, Oakbrook Corners lost a tenant representing 17% of the property when its lease expired in August. This loss was partially offset by the signing of one new tenant, and we have a strong prospect for 22% of the space. A new leasing agent has been hired for this property as well as for Atlantic, which lost a tenant who leased 8% of its total space.
      The loss of two tenants who occupied a total of 14% of the leasable area at the Business Plaza was partially offset by the signing of new and expansion leases for 7% of the total space.

Disposition Update

We are negotiating with one potential buyer for Regal Row, the industrial property in Dallas, Texas, which we began marketing during the second quarter. If we can reach a mutually satisfactory agreement, the transaction could close either late in 1995 or at the beginning of 1996. We will keep you apprised of our progress in future reports.

Office Highlights

The southeast markets where two of your office properties are located have shown solid improvement in the past year. For example, Oakbrook Corner's Northeast Atlanta submarket's occupancy has increased from 92% to 94% in the past 12 months, while Business Plaza's suburban Ft. Lauderdale submarket occupancy has risen from 86% to 89%. At the same time, net effective rates on new leases have climbed 25% in the Atlanta area.
      The submarket in which Baseline Business Park in Phoenix competes has shown even more dramatic gains. Occupancy is up from 90% to 97%, and rental rates have grown significantly in the past nine months.
      The Southern California markets have also begun to improve, albeit at a slower pace. The Irvine submarket in which Fairchild Corporate Center competes has improved slightly since this time last year, as rental rates have risen between 8% and 14%. In San Diego, AMCC's submarket occupancy has increased from 85% to 91% over the past 12 months, while Tierrasanta's has improved from 80% to 86%. Moreover, rental rates have risen noticeably in the Tierrasanta area. We have several prospects for the vacant space at this property as well as the probable renewal of a tenant representing 11% of the total square footage.

Outlook

Although the overall Fund occupancy has declined by one percentage point for each of the last two quarters, we do not believe this is a trend. We have a number of prospective tenants identified to fill several vacancies, and new leases are, as a general rule, being signed at higher rates than we have experienced over the past couple of years. Therefore, we continue to be optimistic about the future cash flows and occupancy levels for Fund II.


LaSalle Advisors
November 10, 1995

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                           Unaudited (In thousands)

                                              September 30, December 31,
                                                  1995          1994
                                              ____________  ____________

Assets
Investments in Real Estate, at Cost
   Land. . . . . . . . . . . . . . . . . . . .  $   17,530   $  18,469
   Buildings and Improvements. . . . . . . . .      53,452      57,162
                                                  ________    ________
                                                    70,982      75,631

   Less:
     Accumulated Depreciation and
     Amortization. . . . . . . . . . . . . . .     (20,089)    (20,038)
     Valuation Allowances. . . . . . . . . . .      (5,802)     (7,226)
                                                  ________    ________
                                                    45,091      48,367

Cash and Cash Equivalents. . . . . . . . . . .       5,030       4,819
Accounts Receivable
(less allowances of $166 and $327) . . . . . .         138         249
Other Assets . . . . . . . . . . . . . . . . .         373         335
                                                  ________    ________
                                                $   50,632   $  53,770
                                                  ________    ________
                                                  ________    ________

Liabilities and Partners' Capital
Security Deposits and Prepaid Rents. . . . . .  $      471   $     522
Accrued Real Estate Taxes. . . . . . . . . . .         662         432
Accounts Payable and Other
Accrued Expenses . . . . . . . . . . . . . . .         255         279
                                                  ________    ________
Total Liabilities. . . . . . . . . . . . . . .       1,388       1,233
Partners' Capital. . . . . . . . . . . . . . .      49,244      52,537
                                                  ________    ________
                                                $   50,632   $  53,770
                                                  ________    ________
                                                  ________    ________

             CONDENSED CONSOLIDATED STATEMENT OF PARTNERS' CAPITAL
                           Unaudited (In thousands)

                                         General     Limited
                                         Partner    Partners    Total
                                        ________    ________  ________

Balance, December 31, 1994 . . . . . . . $  (267)   $ 52,804   $ 52,537
Net Income . . . . . . . . . . . . . . .      18       1,774      1,792
Cash Distributions . . . . . . . . . . .     (25)     (5,060)    (5,085)
                                        ________    ________   ________
Balance, September 30, 1995. . . . . . . $  (274)   $ 49,518   $ 49,244
                                        ________    ________   ________
                                        ________    ________   ________

The accompanying notes are an integral part of the condensed consolidated financial statements.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               Unaudited (In thousands except per-unit amounts)

                                 Three Months Ended  Nine Months Ended
                                    September 30,      September 30,
                                 1995         1994   1995         1994
                                 _____        _____  _____        _____

Revenues
Rental Income. . . . . . . . . .  $ 1,596   $ 1,722   $ 4,999   $ 5,089
Interest Income. . . . . . . . .       76        43       188        99
                                  _______   _______   _______   _______
                                    1,672     1,765     5,187     5,188
                                  _______   _______   _______   _______

Expenses
Property Operating                    294       390       750     1,004
  Expenses . . . . . . . . . . .
Real Estate Taxes. . . . . . . .      226       258       681       703
Depreciation and
Amortization . . . . . . . . . .      592       565     1,775     1,714
Net Recovery of
Property Values. . . . . . . . .     (168)     (188)     (405)     (574)
Management Fee to
General Partner. . . . . . . . .       74        67       250       202
Partnership Management
Expenses . . . . . . . . . . . .      112       107       344       347
                                  _______   _______   _______   _______
                                    1,130     1,199     3,395     3,396
                                  _______   _______   _______   _______
Net Income . . . . . . . . . . .  $   542   $   566   $ 1,792   $ 1,792
                                  _______   _______   _______   _______
                                  _______   _______   _______   _______

Activity per Limited Partnership Unit
Net Income . . . . . . . . . . .  $  6.38   $  6.66   $ 21.10   $ 21.10
                                  _______   _______   _______   _______
                                  _______   _______   _______   _______
Cash Distributions Declared
   from Operations . . . . . . .  $  8.75   $  8.00   $ 26.25   $ 24.00
   from Sale Proceeds. . . . . .        -         -     31.17         -
                                  _______   _______   _______   _______
Total Distributions
Declared . . . . . . . . . . . .  $  8.75   $  8.00   $ 57.42   $ 24.00
                                  _______   _______   _______   _______
                                  _______   _______   _______   _______
Units Outstanding. . . . . . . .   84,099    84,099    84,099    84,099
                                  _______   _______   _______   _______
                                  _______   _______   _______   _______

The accompanying notes are an integral part of the condensed consolidated financial statements.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           Unaudited (In thousands)

                                                   Nine Months Ended
                                                     September 30,
                                                  1995          1994
                                               ___________   ___________

Cash Flows from Operating Activities
Net Income . . . . . . . . . . . . . . . . . . .  $ 1,792     $ 1,792
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities
   Depreciation and Amortization . . . . . . . .    1,775       1,714
   Net Recovery of Property Values . . . . . . .     (405)       (574)
   Decrease in Accounts Receivable,
   Net of Allowances . . . . . . . . . . . . . .       23          33
   Increase in Other Assets. . . . . . . . . . .      (88)       (180)
   Change in Security Deposits and
   Prepaid Rents . . . . . . . . . . . . . . . .      (52)         12
   Increase in Accrued
   Real Estate Taxes . . . . . . . . . . . . . .      230          50
   Decrease in Accounts Payable and
   Other Accrued Expenses. . . . . . . . . . . .      (24)        (32)
                                                 ________    ________
Net Cash Provided by
Operating Activities . . . . . . . . . . . . . .    3,251       2,815
                                                 ________    ________

Cash Flows from Investing Activities
Proceeds from Property Disposition . . . . . . .    2,622           -
Investments in Real Estate . . . . . . . . . . .     (577)       (488)
                                                 ________    ________
Net Cash Provided by (Used in)
Investing Activities . . . . . . . . . . . . . .    2,045        (488)
                                                 ________    ________

Cash Flows from Financing Activities
Cash Distributions . . . . . . . . . . . . . . .   (5,085)     (1,784)
Redemption of Units. . . . . . . . . . . . . . .        -          (1)
                                                 ________    ________
Net Cash Used in
Financing Activities . . . . . . . . . . . . . .   (5,085)     (1,785)
                                                 ________    ________

Cash and Cash Equivalents
Net Increase during Period . . . . . . . . . . .      211         542
At Beginning of Year . . . . . . . . . . . . . .    4,819       4,212
                                                 ________    ________
At End of Period . . . . . . . . . . . . . . . .  $ 5,030     $ 4,754
                                                 ________    ________
                                                 ________    ________

The accompanying notes are an integral part of the condensed consolidated financial statements.

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   Unaudited

The unaudited interim condensed consolidated financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented. All such adjustments are of a normal, recurring nature.
      The unaudited interim financial information contained in the accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements contained in the 1994 Annual Report to Partners.

NOTE 1 - TRANSACTIONS WITH RELATED PARTIES AND OTHER

As compensation for services rendered in managing the affairs of the Partnership, the General Partner earns a partnership management fee equal to 9% of net operating proceeds. The General Partner earned a partnership management fee of $250,000 during the first nine months of 1995. In addition, the General Partner's share of cash available for distribution from operations totaled $21,000 for the first nine months of 1995.
      In accordance with the partnership agreement, certain operating expenses are reimbursable to the General Partner. The General Partner's reimbursement of such expenses totaled $77,000 for communications and administrative services performed on behalf of the Partnership during the first nine months of 1995.
      An affiliate of the General Partner earned a normal and customary fee of $14,000 from the money market mutual funds in which the Partnership made its interim cash investments during the first nine months of 1995.
      LaSalle Advisors Limited Partnership ("LaSalle") is the Partnership's advisor and is compensated for its advisory services directly by the General Partner. LaSalle is reimbursed by the Partnership for certain operating expenses pursuant to its contract with the Partnership to provide real estate advisory, accounting and other related services to the Partnership. LaSalle's reimbursement for such expenses during the first nine months of 1995 totaled $113,000.

NOTE 2 - PROPERTY SALE

On June 29, 1995, the Partnership sold Sullyfield Circle and received net proceeds of $2,622,000. The net book value of this property at the date of disposition was also $2,622,000, after accumulated depreciation expense and previously recorded permanent value impairment and property valuation allowances. Therefore, no gain or loss was recognized on the property sale. The Partnership recognized a $95,000 valuation charge related to Sullyfield in the first half of 1995.

NOTE 3 - PROPERTY VALUATIONS

During the first nine months of 1995, the Partnership reduced the previously established valuation allowances for Business Plaza, Regal Row and South Point Plaza by $500,000, related to depreciation expense recognized on these properties.

NOTE 4 - SUBSEQUENT EVENT

The Partnership declared a quarterly cash distribution of $8.75 per unit to Limited Partners of the Partnership as of the close of business on September 30, 1995, the record date. The distribution totals $743,000 and represents cash available for distribution from operations for the period July 1, 1995 through September 30, 1995. The Limited Partners will receive $736,000, and the General Partner will receive $7,000.